SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): February 11, 2002
                                                            (February 11, 2002)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                (State or other jurisdiction of incorporation)


                       0-10592                                14-1630287
       -----------------------------------           -------------------------
        (Commission File Number)             (IRS Employer Identification No.)


                        5 Sarnowski Drive, Glenville, New York 12302
                            (Address of principal executive offices) (Zip Code)



            Registrant's telephone number, including area code: (518) 377-3311
                                                                 --------------




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                                       -2-

TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on February 11, 2002, confirming that Lewis, Rice & Fingersh, L.C. filed a response (the "Response") on behalf of TrustCo Bank Corp NY ("TrustCo") to the January 24, 2002, letter to the Federal Reserve Bank of New York from Hogan & Hartson, L.L.P. on behalf of Troy Financial Corporation ("Troy") opposing TrustCo's application to acquire up to 9.9% of the outstanding common stock of Troy. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.     Description
                       99(a)              Press  release  dated  February  11,
                                          2002  confirming  that Lewis,  Rice &
                                          Fingersh,  L.C.  filed a response
                                          (the  "Response")  on behalf of
                                          TrustCo  Bank Corp NY  ("TrustCo") to
                                          the January 24, 2002, letter to the
                                          Federal Reserve  Bank of New York
                                          from Hogan & Hartson,  L.L.P. on
                                          behalf of Troy Financial  Corporation
                                          ("Troy") opposing TrustCo's
                                          application to acquire up to 9.9%
                                          of the outstanding common stock
                                          of Troy.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 11, 2002

                                  TrustCo Bank Corp NY
                                  (Registrant)


                                  By:/s/ Robert T. Cushing
                                  ----------------------------
                                     Robert T. Cushing
                                     Vice President and
                                     Chief Financial Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                             Page
------------------         ----------------------------         ----------
       99(a)               Press release dated February 11,         5-10
                           2002,   confirming that Lewis, Rice
                           & Fingersh, L.C. filed a response
                           (the "Response") on behalf of TrustCo
                           Bank Corp NY ("TrustCo") to the
                           January 24, 2002, letter to the Federal
                           Reserve Bank of New York from Hogan &
                           Hartson, L.L.P. on behalf of Troy Financial
                           Corporation ("Troy") opposing TrustCo's
                           application to acquire up to 9.9% of the outstanding common stock of Troy.

                                                              Exhibit 99(a)

TRUSTCO
Bank Corp NY                                       News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiaries:   Trustco Bank                                   NASDAQ - TRST
                    Trustco Savings

                  Robert M. Leonard
                  Vice President
                  518-381-3693

FOR IMMEDIATE RELEASE:


              TRUSTCO CHARGES TROY FINANCIAL'S RESPONSE TO FEDERAL
                               RESERVE IS BASELESS


Glenville, New York - February 11, 2002 - Lewis, Rice & Fingersh, L.C. filed a response (the "Response") on behalf of TrustCo Bank Corp NY ("TrustCo") to the January 24, 2002, letter to the Federal Reserve Bank of New York from Hogan & Hartson, L.L.P. on behalf of Troy Financial Corporation ("Troy") opposing TrustCo's application to acquire up to 9.9% of the outstanding common stock of Troy.

The February 8, 2002, letter from Lewis, Rice & Fingersh, L.C. included the following points.

o TrustCo believes that Troy's assertions and requests when viewed in totality are baseless and not worthy of serious consideration.

o While Troy criticizes the investment decision of TrustCo and others to purchase Troy common stock, it does not criticize the investment decision of a number of Troy's insiders or prospective insiders to purchase Troy common stock. For example, Morris Massry, a nominee for election to Troy's board, has increased his ownership in Troy common stock by 32% since TrustCo's initial overtures towards Troy.

o Troy's assertions regarding TrustCo's managerial resources are spurious and without merit. The performance of TrustCo's management in operating TrustCo in a safe and sound manner while at the same time providing attractive, long term return to shareholders cannot reasonably be questioned.

Several additional arguments are contained in the Response, a copy of which is attached.

TrustCo is a $2.6 billion bank holding company and through its subsidiaries, Trustco Bank, National Association, and Trustco Savings Bank, operates 56 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.23 billion in assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to place undo reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including but not limited to: (1) credit risk, (2) interest rate risk,
(3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected.

TrustCo does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.





Attachment

                          LEWIS, RICE & FINGERSH, L.C.

                                ATTORNEYS AT LAW

                           500 N. BROADWAY, SUITE 2000
                           ST. LOUIS, MISSOURI 63102-2147
JOHN K. PRUELLAGE                   WWW.LRF.COM             TEL (314) 444-7600
DIRECT (314) 444-7621       JPRUELLAGE@LEWISRICE.COM        FAX (314) 612-7621


                                February 8, 2002

Mr. Jay B. Bernstein
Bank Supervision Officer
Federal Reserve Bank of New York
33 Liberty Street
New York, New York  10045-0001

         Re:      Application of TrustCo Bank Corp NY, Schenectady, New York,
         to acquire up to 9.9% of the outstanding common stock of Troy Financial Corporation, Troy, New York

Dear Mr. Bernstein:

         This letter is submitted on behalf of TrustCo Bank Corp NY, Glenville, New York ("TrustCo"), in response to the January 24, 2002 letter to Betsy Buttrill White of the Federal Reserve Bank of New York from Stuart G. Stein of Hogan & Hartson, L.L.P. (the "Commentor") on behalf of Troy Financial Corporation, Troy, New York ("Troy"). The Commentor's letter was submitted in opposition to the TrustCo's application ("Application") under Section 3(a)(3) of the Bank Holding Company Act of 1956 (the "BHC Act") to acquire up to 9.9% of the outstanding common stock of Troy, and thereby, indirectly, its subsidiaries, The Troy Savings Bank and the Troy Commercial Bank.

         While, as you note in your January 25, 2002 letter to us, a response to the Commentor's letter is not required, we nevertheless feel compelled to submit this letter. While we will not respond in detail to each of the assertions and requests contained in the Commentor's letter, we believe that Troy's assertions and requests are, when viewed in totality, baseless, have only a tangential relation to the truth and are not worthy of serious consideration. TrustCo believes that Troy is attempting to use the resources of the Federal Reserve System and the processes and procedures that the Board of Governors of the Federal Reserve System ("Board") has established to thwart a third-party investment in Troy while at the same time Troy's insiders, and Troy itself, are making substantial purchases of Troy stock. TrustCo, moreover, has not initiated any of the publicity that now surrounds the Application (other than publishing the notice required under the BHC Act); while TrustCo has recently issued a press release relating to this matter, it was only to respond to the public attention generated by Troy's release of the Commenter's letter and a letter to shareholders

                          LEWIS, RICE & FINGERSH, L.C.


Federal Reserve Bank of New York
February 8, 2002
Page 2


issued by Troy.1 To the extent that TrustCo's proposed investment in Troy has lead to confusion among Troy's customers or investors, it is due to the words and actions of Troy, not of TrustCo.

         TrustCo acknowledges that, in November and December of 2001, it attempted to initiate discussions with Troy relating to a business combination between them. TrustCo asked Francis H. Trombly, Jr. to approach Troy because Mr. Trombly is a respected member of the financial community in which both TrustCo and Troy operate and is known and respected by the management of each institution. Mr. Trombly has a working relationship with the parties which TrustCo believed could be helpful to the initiation and possible consummation of a transaction. TrustCo is extremely disappointed that Troy would attempt to impugn the character and integrity of Mr. Trombly, who acted in good faith, to serve its end of defeating TrustCo's Application.

         Troy, through the Commentor, questions whether Lehman Brothers (of which Mr. Trombly is a managing director), Capital Bank and Trust Company, Albany, New York ("Capital Bank") (of which Mr. Trombly serves as board chairman) and perhaps others should be viewed as constituting an "association" or a "company" under the BHC Act or a "group acting in concert" for purposes of the Change in Bank Control Act ("Control Act") and purports to find evidence of a vast conspiracy to acquire Troy stock among these persons. There is, of course, no truth in this assertion and TrustCo has not taken any action that could result it being included in any "association," "company" or "group acting in concert."2 TrustCo believes that the holdings of Troy stock of Mr. Trombly, Lehman Brothers or Capital Bank reflects nothing more than the independent decisions of these persons (or their customers) to invest in Troy stock. Accordingly, there was no need for TrustCo to add any other parties to the Application, and furthermore, TrustCo is not in violation of the Control Act.3


         The position of Troy is inconsistent at best. While it criticizes the investment decision of TrustCo, Mr. Trombly, Lehman Brothers, Capital Bank and others to purchase Troy stock, it does not criticize the investment decision of a number of Troy's insiders or prospective insiders to purchase Troy stock after TrustCo's initial overture to Troy. (Trustco has not made any purchases of Troy stock since September 2001.) For example, Morris Massry, a nominee for election to Troy's board, has purchased 59,600 shares of Troy stock since January 3, 2002 (according to Mr. Massry's most recent amendment to Schedule 13D filed with the SEC, he now beneficially owns 6.6% of Troy's common stock, an increase of 32% over his 5.0% beneficial ownership before TrustCo's overture to Troy), and two other Troy insiders have reported purchases of Troy stock since November 2001. Troy has not, to our knowledge, objected to these purchases. Lastly, Troy found great significance (but no factual support to buttress its accusations) in Mr Trombly's affiliation with Lehman Brothers, but at the same time finds no significance in the affiliation of a member of Troy's Board of Directors with Prudential Securities, namely, Mr Thomas B. Healy, who is a Senior Vice President of Prudential Securities; we trust that neither Mr. Healy nor any of the discretionary accounts controlled by him or his company has engaged in the activities that Troy and the Commenter suspect of Mr. Trombly.

         Troy and the Commentor also express confusion with respect to the passivity commitments made by TrustCo in the Application. TrustCo agrees to abide by the passivity commitments upon acquiring ownership or control of more than 5% of Troy's outstanding common stock. TrustCo objects, however, to the additional commitments suggested by Troy. The commitments that TrustCo has already made are more than sufficient to ensure both Troy and the Board that TrustCo's proposed investment in Troy will be noncontrolling. As Troy itself noted, TrustCo's commitments are consistent with those relied on by the Board in previous cases, and the Board has noted, in prior cases, that it has adequate supervisory authority to monitor and enforce compliance with the commitments. TrustCo does not understand how Troy could urge that the Application be denied for TrustCo's failure to observe the passivity commitments (apparently referring to TrustCo's attempt to discuss a business combination with Troy) which do not presently exist.

         The Commentor's assertions regarding TrustCo's managerial resources are spurious and without merit. The performance of TrustCo's management in operating TrustCo and its subsidiaries in a safe and sound manner and in compliance with applicable law while at the same time providing an attractive, long-term return to shareholders cannot reasonably be questioned. In fact, TrustCo invites Troy to attempt to achieve the same level of performance.

         In sum, TrustCo believes that the comments submitted by Troy are, on the whole, baseless and not worthy of serious consideration and that its proposal to acquire up to 9.9% of the common stock of Troy and, indirectly, its subsidiaries, more than adequately satisfies the standards contained in the BHC Act and should be approved by the Board.

         If you have any questions with respect to the foregoing, please call the undersigned at 314-444-7621 or Leonard J. Essig at 314-444-7651.

                                                     Sincerely,


                                                     John K. Pruellage

JKP/LJE




                                                                 # # #






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--------
1 On January 24, 2002, Troy filed a Form 8-K with the Securities and Exchange Commission ("SEC") that included the Commentor's letter and a letter to Troy's shareholders. TrustCo issued a press release on January 30, 2002 and filed a Form 8-K with the SEC on January 31, 2002. A copy of TrustCo's filing is attached hereto as Appendix A.
2 TrustCo's ongoing business relationships with Mr. Trombly and Lehman Brothers have no bearing on whether TrustCo, Mr. Trombly and Lehman Brothers should be viewed as a "company" or "group" for purposes of acquisitions of Troy stock. TrustCo has retained Lehman Brothers to provide ordinary course of business securities services to TrustCo and its subsidiaries, including securities brokerage services and acting as agent in effecting purchases and sales of TrustCo stock under TrustCo's dividend reinvestment plan, and TrustCo has extended credit to Mr. Trombly or entities in which he holds a significant interest (no extensions of credit were for the purpose of financing purchases of stock). Lehman Brothers is also a market maker in TrustCo's common stock. TrustCo has been and continues to be pleased with the services provided to it by Mr. Trombly and Lehman Brothers and intends to maintain its relationship with them.
3 The principals of TrustCo with investments in Troy stock noted in the Application consist solely of TrustCo officers and directors.